                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 24, 2004
                                                         -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         United States                   0-49711                04-3693643
         -------------                  ---------               ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)         Identification No.)

                 660 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. AND
                ------------------------------------------

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
                ----------------------------------------------------------------
                AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
                ------------------------------------------------

         On November 24, 2004, Enfield Federal Savings and Loan Association, the wholly-owned subsidiary of New England Bancshares, Inc., entered into a 25-year lease with Troiano Professional Center, LLC for a building that is being constructed to house its new headquarters. It is currently expected that the initial annual payment on the new lease will be approximately $453,000. However, the exact amount of annual rent to be paid by Enfield Federal under the lease will be a function of the total costs of the construction of the building, subject to routine annual increases. Once the new office is completed, Enfield Federal will sell its current main office. Additionally, the new executive office will house the back office function, which is currently being operated in a separate leased facility. Enfield Federal estimates that the net increase in occupancy and equipment expense as a result of entering into this new lease and the sale and consolidation of the other properties will be approximately $231,000 in the first full year after the new branch is opened. In addition to rent, Enfield Federal will be required to pay all taxes, insurance and maintenance costs that arise through the use of the property.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 3, 2005                 By: /s/ David J. O'Connor
                                           -------------------------------------
                                           David J. O'Connor
                                           President and Chief Executive Officer